SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2008

INTERNATIONAL STEM CELL, COPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2595 Jason Court, Oceanside, California 92056
(Address of principal executive offices, including zip code)

(760) 940-6383
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 8.01        Other Events.

International Stem Cell Corporation (OTCBB:ISCO) announced today that is has entered into an agreement with BioTime, Inc., and BioTime’s wholly owned subsidiary Embryome Sciences, Inc., to jointly produce and distribute hundreds of new standardized human and animal stem cell lines along with corresponding data and regents.

 (d)                                 EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

	By:	/s/ William B. Adams
William B. Adams
Chief Financial Officer

Dated: June 25, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 25, 2008

4